UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        January 23, 2020
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On January 23, 2020, inTEST Silicon Valley Corporation (“inTEST SV”), a subsidiary of inTEST Corporation (the “Company”), entered into a Second Amendment to Standard Industrial Lease Agreement (the “Amendment”) with Fremont Business Center, LLC (the “Landlord”). The Landlord, as successor-in-interest to Columbia California Warm Springs Industrial, LLC, and inTEST SV are parties to the Standard Industrial Lease Agreement dated January 9, 2012, as amended on November 18, 2016 (as amended, the “Lease”), for certain space comprising approximately 15,746 rentable square feet at the premises located at 47777 Warm Springs Boulevard, Fremont, California.

The Amendment extends the term of the Lease for a period of 61 months commencing on November 1, 2020 and expiring on November 30, 2025.

Beginning on November 1, 2020, the scheduled base rent payments under the Lease will be as follows:

Period	Monthly Base Rent
11/1/2020 – 11/30/2020	$0.00
12/1/2020 – 10/31/2021	$21,257.10
11/1/2021 – 10/31/2022	$21,894.81
11/1/2022 – 10/31/2023	$22,551.66
11/1/2023 – 10/31/2024	$23,228.21
11/1/2024 – 10/31/2025	$23,925.05
11/1/2025 – 11/30/2025	$24,642.80

The Company, as guarantor under the Lease, consented to the Amendment and affirmed its guaranty of the Lease.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Standard Industrial Lease Agreement, dated January 23, 2020, by and between inTEST Silicon Valley Corporation and Fremont Business Center, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr.
Secretary, Treasurer and Chief Financial Officer

Date:   January 27, 2020